UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017 (January 23, 2017)

ICTV BRANDS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49638	76-0621102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 Devon Park Drive, Suite 315 Wayne, PA 19087
(Address of principal executive offices)

484-598-2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

PhotoMedex Amendment

As previously disclosed, on October 4, 2016, ICTV Brands Inc. (the “the Company”) and its newly formed wholly-owned subsidiary ICTV Holdings, Inc., a Nevada corporation (“ICTV Holdings”), entered into an asset purchase agreement with PhotoMedex, Inc., a Nevada corporation (“PhotoMedex”) and its subsidiaries, Radiancy, Inc., a Delaware corporation (“Radiancy”), PhotoTherapeutics Ltd., a private limited company limited by shares, incorporated under the laws of England and Wales (“PHMD UK”), and Radiancy (Israel) Limited, a private corporation incorporated under the laws of the State of Israel (“Radiancy Israel” and, together with PhotoMedex, Radiancy, and PHMD UK, the “PHMD Sellers”), pursuant to which ICTV Holdings agreed to acquire substantially all of the assets of the PHMD Sellers, including, but not limited to, all of the equity interests of Radiancy (HK) Limited, a private limited company incorporated under the laws of Hong Kong, and LK Technology Importaçăo E Exportaçăo LTDA, a private Sociedade limitada formed under the laws of Brazil (the “PhotoMedex Target Business”). Such acquisition is referred to herein as the “PhotoMedex Acquisition.” The PhotoMedex Acquisition includes the acquisition from the PHMD Sellers of proprietary products and services that address skin diseases and conditions or pain reduction using home-use devices for various indications including hair removal, acne treatment, skin rejuvenation, and lower back pain; which products are sold and distributed to traditional retail, online and infomercial outlets for home-use products and include, without limitation, the following: (a) no!no! Hair, (b) no!no! Skin, (c) no!no! Face Trainer, (d) no!no! Glow, (e) Made Ya Look, (f) no!no! Smooth Skin Care, (g) Kryobak, and (h) ClearTouch (the “Consumer Products”).

On January 23, 2017, the Company, ICTV Holdings and the PHMD Sellers entered into a first amendment to the asset purchase agreement (the “PhotoMedex First Amendment”) to amend the asset purchase agreement, dated October 4, 2016, referenced in the preceding paragraph (as amended by the PhotoMedex First Amendment, the “PhotoMedex Purchase Agreement”). The PhotoMedex First Amendment: (i) identifies the certain liabilities of the PHMD Sellers that ICTV Holdings will assume and become responsible for paying, performing and discharging; (ii) revises the definition of “Business Assets” to exclude leases, subleases, and rights thereunder with respect to both real and personal property; and (iii) amends Section 5.5(b) of the PhotoMedex Purchase Agreement by revising the date by which the Company or ICTV Holdings must implement employee benefit plans for certain eligible employees to no later than 60 days after the Closing Date.

The foregoing summary of the terms and conditions of the PhotoMedex First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The PhotoMedex First Amendment is filed as Exhibit 10.2 herewith, and is incorporated herein by reference.

Transition Services Agreement Amendment

As previously disclosed, in connection with the PhotoMedex Purchase Agreement, on October 4, 2016, ICTV Holdings entered into a transition services agreement with the PhotoMedex, pursuant to which the PHMD Sellers will make available to ICTV Holdings certain services on a transitional basis and allow ICTV Holdings to occupy and use a portion of the PHMD Sellers’ premises and warehouses (collectively, the “Transition Services”), in exchange for which ICTV Holdings shall (i) pay to the PHMD Sellers the documented costs and expenses incurred by them in connection with the provision of those services; (ii) pay to the PHMD Sellers the documented lease costs including monthly rental and any utility charges incurred under the applicable leases; (iii) reimburse the PHMD Sellers for the documented costs and expenses incurred by them for the continued storage of inventory and raw materials at warehouse locations, and for services for fulfilling and shipping orders for such inventory; and (iv) reimburse the PHMD Sellers for the payroll, employment-related taxes, benefit costs and out of pocket expenses paid to or on behalf of employees.

On January 23, 2017, ICTV Holdings and the PHMD Sellers entered into the first amendment to transition services agreement (the “First Amendment to the TSA”) to amend the transition services agreement, dated October 4, 2016, referenced in the preceding paragraph (as amended by the First Amendment to the TSA, the “Transition Services Agreement”). The First Amendment to the TSA: (i) amends the period for which the Transitions Services are provided by the PHMD Sellers to ICTV Holdings to commence on January 23, 2017; and (ii) defines the certain leased offices of Radiancy, PHMD UK and Radiancy, Israel collectively, as “Premises.”

The foregoing summary of the terms and conditions of the Transition Services Agreement and the First Amendment to the TSA does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements. The Transition Services Agreement has been filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated October 5, 2016, and the First Amendment to the TSA is filed at Exhibit 10.5 herewith, and both agreements are incorporated herein by reference.

Ermis Labs Amendment

As previously disclosed, on October 4, 2016, the Company and its newly formed wholly-owned subsidiary Ermis Labs, Inc., a Nevada corporation (the “Purchaser”), entered into an asset purchase agreement with LeoGroup Private Debt Facility, L.P., a Delaware limited partnership (“LeoGroup”) and Ermis Labs, Inc., a New Jersey corporation (“Ermis Labs”), pursuant to which the Purchaser has agreed to acquire substantially all of the assets of Ermis Labs (the “Ermis Labs Target Business”). Such acquisition is referred to herein as the “Ermis Labs Acquisition.”

On January 23, 2017, the Company, the Purchaser, LeoGroup and Ermis Labs entered into a first amendment to the asset purchase agreement (the “Ermis Labs First Amendment”) to amend the asset purchase agreement, dated October 4, 2016, referenced in the preceding paragraph (as amended by the Ermis Labs First Amendment, the “Ermis Labs Purchase Agreement”), to make a correction to the shareholder table set forth on Schedule 1.4(b).

The foregoing summary of the terms and conditions of the Ermis Labs First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The Ermis Labs First Amendment is filed as Exhibit 10.7 herewith, and is incorporated herein by reference.

Registration Rights Agreement

On January 23, 2017, in connection with the completion of the Private Placement (described in Item 2.01 below), the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain accredited investors listed on Exhibit A thereto (the “Investors”).

Subject to the terms and conditions in the Registration Rights Agreement, beginning February 23, 2017, the Company shall, at its cost, prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (i) sold to the Investors under the securities purchase agreement, dated October 4, 2016, among the Company and the Investors (the “Securities Purchase Agreement”); and (ii) any securities issued or issuable to the Investors upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the securities referenced in (i) above, but excluding any Common Stock that may be otherwise resold without restriction or not already covered by an existing and effective registration statement (the securities referenced in clause (i) and (ii) above are collectively, the Registrable Shares”). The Registrable Shares are subject to customary underwriter cutbacks. Unless otherwise prohibited, any cutback imposed shall be allocated among the Registrable Securities on a pro rata basis.

Pursuant to the terms of the Registration Rights Agreement, if at any time during the period when a registration statement is required to be filed until the Registrable Securities have been publicly sold by the Investors or may be sold without restriction pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), and the Company prepares and files with the SEC a registration statement relating to an offering for its own account or the account of others of any of its equity securities (subject to certain limitations), then the Company shall notify each Investor and, if within fifteen days after receipt of such notice, any Investor request’s in writing, the Company will include in such registration statement all or any part of the Registrable Securities each Investor requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

The Company has provided the Investors, and the Investors have provided the Company, customary indemnification rights in connection with the registration statement.

The foregoing summary of the terms and conditions of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The Registration Rights Agreement is filed as Exhibit 10.9 herewith, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

PhotoMedex Acquisition

On January 23, 2017 (the “Closing Date”), pursuant to the terms of the PhotoMedex Purchase Agreement, ICTV Holdings completed the PhotoMedex Acquisition for an aggregate purchase price of $9.5 million, for which the Company is also jointly and severally liable, paid by ICTV Holdings as follows: (i) $3 million of the purchase price was paid to the PHMD Sellers from an escrow fund pursuant to the escrow agreement, entered into on October 4, 2016 among the Company, ICTV Holdings, the PHMD Sellers, counsel to the Company and ICTV Holdings, as escrow agent, and the Investors in the Company’s Private Placement (described in Item 3.02 below) (the “Escrow Agreement”); (ii) $2 million of the purchase price shall be paid by ICTV Holdings to the PHMD Sellers on or before the 90th day following the Closing Date; and (iii) the remainder of the purchase price shall be payable in the form of a continuing royalty described in more detail below. The Company expects to fund the payment of the purchase price and expenses incurred in connection with the PhotoMedex Acquisition through a combination of cash on hand and the Private Placement (described in Item 3.02 below).

Under the PhotoMedex Purchase Agreement, the Company and ICTV Holdings are required to pay to the PHMD Sellers a continuing monthly royalty on net cash (invoiced amount less sales refunds, returns, rebates, allowances and similar items) actually received by ICTV Holdings or its affiliates from sales of the Consumer Products. Such royalty payments commence with net cash actually received from and after the Closing Date and continue until the total royalty paid to PHMD Sellers totals $4,500,000, calculated as follows: (i) 35% of net cash from the sale of all Consumer Products sold through live television promotions made through Home Shopping Network (HSN) in the United States, QVC in the European Union, and The Shopping Channel (TSC) in Canada, less (a) deductions for sales commissions actually paid and on-air costs incurred for those amounts collected related to the sale of Consumer Products made through HSN in the United States, QVC in the European Union, and The Shopping Channel (TSC) in Canada, and (b) the cost of goods sold to generate such net cash; and (ii) 6% of net cash from the sale of all Consumer Products other than the foregoing sales.

ICTV Holdings will also assume certain liabilities and obligations of the PHMD Sellers relating to the PhotoMedex Target Business, including contractual obligations, and various other liabilities and obligations arising out of or relating to the PhotoMedex Target Business after the Closing Date.

The PhotoMedex Purchase Agreement contains customary representations, warranties and covenants, as well as indemnification provisions subject to specified limitations. The indemnification provided by PhotoMedex under the PhotoMedex Purchase Agreement covers breaches of representations and warranties of the PHMD Sellers, breaches of covenants or other obligations of the PHMD Sellers, and liabilities retained by the PHMD Sellers. The indemnification provided by the Company and ICTV Holdings covers breaches of representations and warranties of the Company and ICTV Holdings, breaches of covenants or other obligations of the Company or ICTV Holdings, and liabilities assumed by ICTV Holdings.  In the case of the indemnification provided by PhotoMedex with respect to breaches of certain non-fundamental representations and warranties, the obligations of PhotoMedex are subject to a cap on losses equal to $2,250,000, and its liability for the other indemnification, including for breaches of fundamental representations and warranties shall not exceed the purchase price actually received by the PHMD Sellers. In addition, in the case of the indemnification provided by PhotoMedex with respect to breaches of certain representations and warranties, PhotoMedex will only become liable for indemnified losses if the amount exceeds $100,000, whereupon PhotoMedex will only be liable for losses in excess of such $100,000 threshold. The Company and ICTV Holdings have the ability to set off indemnity claims against future royalty payments owed to the PHMD Sellers subject to following an administrative procedure outlined in the PhotoMedex Purchase Agreement with respect to such set off claims and the Company and ICTV Holdings must first set-off the amount of any indemnification claims against the royalty payments before making a claim directly against PhotoMedex.

The foregoing summary of the terms and conditions of the PhotoMedex Purchase Agreement and the Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which have been filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K dated October 5, 2016 and are incorporated herein by reference.

Ermis Labs Acquisition

On the Closing Date, pursuant to the terms of the Ermis Labs Purchase Agreement, the Purchaser completed the Ermis Labs Acquisition for an aggregate purchase price of $2,150,000, paid by the Purchaser as follows: (i) $400,000 of the purchase price was paid on the Closing Date through the issuance of 2,500,000 shares of the Company’s Common Stock to the shareholders of Ermis Labs, the value of which was based on the closing price of the Common Stock on the OTCQX on October 4, 2016, which was $0.16 per share; and (ii) the remainder of the purchase price shall be payable in the form of a continuing royalty as described in more detail below. The issuance of the Common Stock pursuant to the Ermis Labs Purchase Agreement is being made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act.

Under the Ermis Purchase Agreement, the Purchaser is required to pay to Ermis Labs a continuing monthly royalty of 5% of net cash (invoiced amount less sales refunds, returns, rebates, allowances and similar items) actually received by the Purchaser or its affiliates from sales of the over-the-counter medicated skin care products acquired in the Ermis Labs Acquisition, commencing with net cash actually received by the Purchaser or its affiliates from and after the Closing Date and continuing until the total royalty paid to Ermis Labs totals $1,750,000; provided, however, that the Purchaser is required to pay a minimum annual royalty amount of $175,000 on or before December 31 of each year commencing with calendar year ending December 31, 2017.

The Ermis Labs Purchase Agreement contains customary representations, warranties and covenants, as well as indemnification provisions subject to specified limitations.  The indemnification provided by Ermis Labs and LeoGroup under the Ermis Labs Purchase Agreement covers breaches of representations, warranties and covenants of Ermis Labs and LeoGroup, and liabilities retained by the Ermis Labs. The indemnification provided by the Company and the Purchaser covers breaches of representations, warranties and covenants of the Company and the Purchaser, and liabilities assumed by the Purchaser. In the case of the indemnification provided by Ermis Labs and LeoGroup with respect to breaches of certain non-fundamental representations and warranties, Ermis Labs and LeoGroup will only become liable for indemnified losses if the amount exceeds $50,000, whereupon they will be liable for all losses relating back to the first dollar. Furthermore, the liability of Ermis Labs and LeoGroup for breaches of any and all representations and warranties shall not exceed the purchase price payable under the Ermis Labs Purchase Agreement. The Purchaser has the ability to set off indemnity claims against future royalty payments owed to the Ermis Labs subject to following an administrative procedure outlined in the Ermis Labs Purchase Agreement with respect to such set off claims.

The foregoing summary of the terms and conditions of the Ermis Labs Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which has been filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K dated October 5, 2016 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 regarding the issuance of shares of Common Stock to the shareholders of Ermis Labs under the Ermis Labs Purchase Agreement is incorporated by reference into this Item 3.02.

Private Placement

As previously disclosed, on October 4, 2016, the Company entered into the Securities Purchase Agreement with the Investors, pursuant to which the Investors agreed to purchase 8,823,530 shares of Common Stock at a price of $0.34 per share, for aggregate gross proceeds of $3,000,000 (the “Proceeds”). Such transaction is referred to herein as the “Private Placement.” The issuance of the Common Stock pursuant to the Securities Purchase Agreement was made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act.

On the Closing Date, pursuant to the terms of the Securities Purchase Agreement, the Company completed the Private Placement and the Proceeds were paid to the Company in accordance with the Escrow Agreement. Pursuant to the Securities Purchase Agreement, the Company may complete one or more subsequent closings on or prior to February 1, 2017 for up to a maximum aggregate gross proceeds of $7,000,000.

As described in Item 1.01 above, and pursuant to the Securities Purchase Agreement, the Company has entered into a Registration Rights Agreement with the Investors in connection with the closing of the Private Placement, pursuant to which the Company will file and maintain a registration statement with respect to the resale of the Registrable Shares on the terms and conditions set forth therein.

The foregoing summary of the terms and conditions of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which has been filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K dated October 5, 2016, which is incorporated herein by reference.

Item 8.01 Other Events.

On January 24, 2017, the Company issued a press release regarding the completion of the PhotoMedex Acquisition, the Ermis Labs Acquisition and the Private Placement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Unless otherwise indicated, the following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Asset Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd. and Radiancy (Israel) Limited [Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.2	First Amendment to Asset Purchase Agreement, dated January 23, 2017 by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd., and Radiancy (Israel) Limited

10.3	Escrow Agreement, dated October 4, 2016, by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd., Radiancy (Israel) Limited, LeoGroup Private Debt Facility, L.P., Sandra F. Pessin, Brian L. Pessin and Bevilacqua PLLC [Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.4	Transition Services Agreement, dated October 4, 2016, by and among ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd. and Radiancy (Israel) Limited [Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.5	First Amendment to Transition Services Agreement, dated January 23, 2017, by and among ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd. and Radiancy (Israel) Limited

10.6	Asset Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., Ermis Labs, Inc., LeoGroup Private Debt Facility, L.P. and Ermis Labs, Inc. [Incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.7	First Amendment to Asset Purchase Agreement, dated January 23, 2017, by and among ICTV Brands Inc., Ermis Labs, Inc., LeoGroup Private Debt Facility, L.P. and Ermis Labs, Inc.

10.8	Securities Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., LeoGroup Private Debt Facility, L.P., Sandra F. Pessin and Brian L. Pessin [Incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.9	Registration Rights Agreement, dated January 23, 2017, by and among ICTV Brands Inc. and the Investors named therein

99.1	Press Release, dated January 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2017	ICTV BRANDS INC.

	By:	/s/ Richard Ransom
	Name:	Richard Ransom
	Title:	President

EXHIBIT INDEX

Unless otherwise indicated, the following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Asset Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd. and Radiancy (Israel) Limited [Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.2	First Amendment to Asset Purchase Agreement, dated January 23, 2017 by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd., and Radiancy (Israel) Limited

10.3	Escrow Agreement, dated October 4, 2016, by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd., Radiancy (Israel) Limited, LeoGroup Private Debt Facility, L.P., Sandra F. Pessin, Brian L. Pessin and Bevilacqua PLLC [Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.4	Transition Services Agreement, dated October 4, 2016, by and among ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd. and Radiancy (Israel) Limited [Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.5	First Amendment to Transition Services Agreement, dated January 23, 2017, by and among ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd. and Radiancy (Israel) Limited

10.6	Asset Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., Ermis Labs, Inc., LeoGroup Private Debt Facility, L.P. and Ermis Labs, Inc. [Incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.7	First Amendment to Asset Purchase Agreement, dated January 23, 2017, by and among ICTV Brands Inc., Ermis Labs, Inc., LeoGroup Private Debt Facility, L.P. and Ermis Labs, Inc.

10.8	Securities Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., LeoGroup Private Debt Facility, L.P., Sandra F. Pessin and Brian L. Pessin [Incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.9	Registration Rights Agreement, dated January 23, 2017, by and among ICTV Brands Inc. and the Investors named therein

99.1	Press Release, dated January 24, 2017